SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 21, 2004 (July 21, 2004)

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-12699               95-4803544
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(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                 90405
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        (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)  Exhibits.

              99.1     Press Release of Activision, Inc., dated July 21, 2004.

Item 9.  Regulation FD Disclosure.

     On July 21, 2004, Activision, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004


                                ACTIVISION, INC.

                                By:/s/ Ronald Doornink
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                                    Name:   Ronald Doornink
                                    Title:  President